UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Dr., #312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   707-291-6198

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective July 1, 2020, Magellan Gold Corporation, a Nevada corporation (the “Company”), executed a Stock Purchase Agreement with Tripower Resources, Inc. (“Tripower”) pursuant to which the Company sold 100% of the issued and outstanding stock of its wholly-owned subsidiary Gulf + Western Industries, Inc. (“GW”) in consideration of the surrender for cancellation of an aggregate of 50,000 shares of Series A Preferred Stock owned by John Gibbs, who is a control person of Tripower. GW owns a portfolio of mining claims comprising the Silver District Project in Arizona. A copy of the Agreement is filed herewith as Exhibit 10.1.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation, a Nevada corporation (the "Company"):

1a.     The Company and Michael Lavigne have executed a Restricted Stock Unit Agreement pursuant to which the Company agreed to grant to Mr. Lavigne, in consideration of services to be rendered as President and CEO, an aggregate of 15,000 restricted stock units for each month of service. The units are to be settled by the Company by the issuance of restricted Common Stock as more fully set forth in the Restricted Stock Unit Agreement. The Effective of the Restricted Stock Unit Agreement is August 1, 2020, a copy of which is filed herewith as Exhibit 10.2 hereto.

b.       The units issuable under 1(a) above are in consideration of Mr. Lavinge’s services as an officer of the Company. Mr. Lavigne qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act"). The units issued will be “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend.

c.       The Company paid no fees or commissions in connection with the issuance of the shares.

d.       The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(a)(2) thereunder.

e.       Not applicable.

f.        Not applicable.

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ITEM 5.02	ELECTION OF DIRECTORS AND DEPARTURE AND ELECTION OF EXECUTIVE OFFICERS.

Mr. John Power has tendered his resignation as President of the Company effective August 1, 2020. He will continue to serve as Chief Financial Officer and a member of the Board of Directors.

Effective August 1, 2020, the Board of Directors (the “Board”) of the Company increased the number of directors from three to four and appointed Michael Lavigne to serve as a member of the Board. Mr. Lavigne was also elected to serve the Company as President and CEO, filling the vacancies created by Mr. Power’s resignation.

The following is biographical information for Mr. Lavigne:

Michael Lavigne has served as the CEO and a board member of Silver Verde May Mining Company, Inc. from December 2008 to the present. Silver Verde May, an exploration stage mining company located in Wallace, Idaho, holds a number of properties in Idaho, Utah and Wyoming. From August 2008, Mr. Lavigne served as a consultant for Golden Eagle Mining Company, which was acquired by Silver Verde May in December 2008. Mr. Lavigne also serves on the board of Mascot Mining which holds properties in Idaho and Montana and served on the board of WestMountain Gold Inc. from August 2011 until January 2016.

Mr. Lavigne is the owner and Managing Partner of Capital Peak Partners, LLC.  Capital Peak provides consulting services in the area of corporate and business development and has provided consulting services to a number of mining and exploration stage companies. Capital Peak Partners was founded in September of 2010.

Previously Mr. Lavigne held a number of positions in the travel and hospitality industry. From November 2006 to July 2008, Mr. Lavigne founded and served as a director and CEO of Travel Services Group. From September 2003 to October 2006, Mr. Lavigne was the COO of Glacier Bay Cruise Lines, an adventure cruise in South East Alaska. Mr. Lavigne was a director of Coastal Hotel Group, a partner in NorthCoast Hotels and a member of Starwood Hotel’s Leisure Travel Advisory Board. Also, Mr. Lavigne was the CEO and chairman of Global Leisure, Inc., the parent company of Maupin Tours, Sunmakers, Jet Set North America, Hawaii Leisure and Regency Pacific.

Prior to the travel and hospitality business Mr. Lavigne was involved in the securities and corporate finance business and served as the managing Director of Northwest Capital and Advisory Services and the CEO and chairman of RCL Northwest. Mr. Lavigne was a board member of the Spokane Stock Exchange, a registered national securities exchange which listed primarily mining and resources related companies.

Mr. Lavigne received his BA in Accounting from the University of Idaho and a JD from Gonzaga University School of Law.

The Company has agreed to compensate Mr. Lavigne as follows:

The Company and Mr. Lavigne have entered into a Restricted Stock Unit Agreement effective August 1, 2020, in consideration of services to be rendered by Mr. Lavigne as an executive officer of the Company as more fully described in Item 3.02 above.

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ITEM 9.01:       EXHIBITS AND FINANCIAL STATEMENTS

(a)	Financial Statements

None.

(b)	Pro Forma Financial Information

Filed herewith are Pro Forma Balance Sheet giving effect to (i) the sale of the Company’s interest in Magellan Acquisition Corporation and Minerales Vane 2 S.A. de C.V. as previously reported in the Company’s Current Report on Form 8-K dated March 31, 2020 as filed with the Commission on May 6, 2020 and (ii) the sale of 100% of the issued and outstanding shares of Gulf + Western Industries, Inc. to Tripower Resources, Inc. in consideration of the surrender for cancellation of an aggregate of 50,000 shares of Series A Convertible Preferred Stock of the Company owned by John Gibbs, the controlling person of Tripower Resources, Inc., as if both of those dispositions had occurred effective March 31, 2020.

Magellan Gold Corp.

Pro Forma Balance Sheet

As of March 31, 2020

		MAC/MVO/MV2	Gulf + Western Industries, Inc.
	Magellan Gold	Pro Forma	Pro Forma
	Corp	Adjustments	Adjustments	Pro Forma
ASSETS

Cash and cash equivalents	$537	$–	$–	$537
Prepaid expenses and other current assets	5,417	–	–	5,417
Total current assets	5,954	–	–	5,954

Total assets	$5,954	$–	$–	$5,954

LIABILITIES

Accounts payable	$107,730	$–	$(3,444)	$104,286
Accounts payable - related party	30,000	–	–	30,000
Accrued liabilities	365,598	–	–	365,598
Convertible note payable	407,766	–	–	407,766
Accrued interest - related parties	752	–	–	752
Accrued interest	36,798	–	–	36,798
Advances payable, related party	152,403	–	–	152,403
Advances payable, third party	42,500	–	–	42,500
Total current liabilities	1,143,547	–	(3,444)	1,140,103

Total liabilities	1,143,547	–	(3,444)	1,140,103

EQUITY

Preferred stock	2,422,690	–	(500,000)	1,922,690
Common stock	3,651	–	–	3,651
Additional paid in capital	8,672,939	–	503,444	9,176,383
Accumulated other comprehensive loss	–	–	–	–
Accumulated deficit	(12,236,873)	–	–	(12,236,873)
Total equity	(1,137,593)	–	3,444	(1,134,149)

Total liabilities and equity	$5,954	$–	$–	$5,954

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Magellan Gold Corp.

Pro Forma Statement of Operations

For the year ended December 31, 2019

		MAC/MVO/MV2	Gulf + Western Industries, Inc.
	Magellan Gold	Pro Forma	Pro Forma
	Corp	Adjustments	Adjustments	Pro Forma

Revenues, net	$32,500	$(32,500)	$–	$–

Operating costs and expenses:
Cost of sales	286,085	(286,085)	–	–
Exploration costs	10,000	–	(10,000)	–
General and administrative expenses	1,082,797	(64,763)	(9,118)	1,008,916
Depreciation and amortization	122,348	(122,348)	–	–
Total operating costs and expenses	1,501,230	(473,196)	(19,118)	1,008,916

Loss from continuing operations	(1,468,730)	440,696	19,118	(1,008,916)

Other income (expense)
Interest expense	(526,273)	–	–	(526,273)
Foreign currency exchange loss	(1,940)	1,940	–	–
Loss on extinguishment of debt	(3,151,314)	–	–	(3,151,314)
Change in fair value	12,457	–	–	12,457

Total other income (expense)	(3,667,070)	1,940	–	(3,665,130)

Net loss	(5,135,800)	442,636	19,118	(4,674,046)

Series A preferred stock dividend	(60,401)	–	–	(60,401)

Net loss attributable to common shareholders	(5,196,201)	442,636	19,118	(4,734,447)

Other comprehensive income
Foreign currency translation	68,636	–	–	68,636

Net comprehensive loss	$(5,127,565)	$442,636	$19,118	$(4,665,811)

Net loss per common share
Basic and diluted net loss per share	$(1.46)			$(1.28)

Weighted Average Shares Outstanding
Basic	3,554,396			3,651,042
Diluted	3,554,396			3,651,042

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Magellan Gold Corp.

Pro Forma Statement of Operations

For the three months ended March 31, 2020

		MAC/MVO/MV2	Gulf + Western Industries, Inc.
	Magellan Gold	Pro Forma	Pro Forma
	Corp	Adjustments	Adjustments	Pro Forma

Operating costs and expenses:
General and administrative expenses	$169,985	$–	$(1,000)	$168,985

Total operating costs and expenses	169,985	–	(1,000)	168,985

Loss from continuing operations	169,985	–	(1,000)	168,985

Other income (expense)
Interest expense	(74,732)	–	–	(74,732)
Change in fair value	–	–	–	–

Total other income (expense)	(74,732)	–	–	(74,732)

Net loss from continuing operations	(244,717)	–	1,000	(243,717)

Net loss from discontinuing operations	(29,693)	(29,693)	–	(59,386)

Net loss	(274,410)	(29,693)	1,000	(303,103)

Series A preferred stock dividend	(59,738)	–	–	–

Net loss attributable to common shareholders	(334,148)	(29,693)	1,000	(303,103)

Other comprehensive income
Foreign currency translation	68,636	–	–	68,636

Net comprehensive loss	$(265,512)	$(29,693)	$1,000	$(234,467)

Net loss per common share
Continuing operations	$(0.07)			$(0.07)
Discontinued operations	$(0.01)			$(0.02)
Net loss attributable to common shareholders	$(0.08)			$(0.08)

Weighted Average Shares Outstanding
Basic	3,651,042			3,651,042
Diluted	3,651,042			3,651,042

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Magellan Gold Corp.

Pro Forma Statement of Operations

For the three months ended March 31, 2019

		MAC/MVO/MV2	Gulf + Western Industries, Inc.
	Magellan Gold	Pro Forma	Pro Forma
	Corp	Adjustments	Adjustments	Pro Forma

Operating costs and expenses:
General and administrative expenses	$156,660	$–	$(700)	$155,960

Total operating costs and expenses	156,660	–	(700)	155,960

Loss from continuing operations	156,660	–	(700)	155,960

Other income (expense)
Interest expense	(74,005)	–	–	(74,005)
Change in fair value	1,466	–	–	1,466

Total other income (expense)	(72,539)	–	–	(72,539)

Net loss from continuing operations	(229,199)	–	700	(228,499)

Net loss from discontinuing operations	(107,692)	107,692	–	–

Net loss attributable to common shareholders	(336,891)	107,692	700	(228,499)

Other comprehensive income
Foreign currency translation	10,217	–	–	10,217

Net comprehensive loss	$(326,674)	$107,692	$700	$(218,282)

Net loss per common share
Continuing operations	$(0.07)			$(0.07)
Discontinued operations	$(0.03)			$–
Net loss attributable to common shareholders	$(0.10)			$(0.07)

Weighted Average Shares Outstanding
Basic	3,398,705			3,398,705
Diluted	3,398,705			3,398,705

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(c)	Exhibits

Item	Title

10.1	Stock Purchase Agreement
10.2	Restricted Stock Unit Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: July 29, 2020	By: /s/ John Power John Power, President

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